                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/X/  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Solicitin Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       GENERAL NUTRITION COMPANIES, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to  which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

LOGO
                                                                October 2, 1996

Dear General Nutrition Stockholder:

     We're taking steps to further build General Nutrition's momentum and to create additional shareowner value. We want to tie our compensation programs to enhancing shareowner value even more tightly than in the past. In that regard, the Board of Directors has adopted the General Nutrition Companies, Inc. 1996 Long Term Incentive Program which provides for a revamping of our compensation program for senior management and provides for a stock option plan to give a much larger group of our people a direct economic stake in our shareowners' success. Shareholder approval of the Long Term Incentive Program is required.

     The first step is that the Compensation Committee of the Board of Directors has established a minimum stockholding requirement for members of senior management. All officers of the Company must own General Nutrition common stock equal to one times their annual salary. If the officer's holdings are less than the minimum requirement then any cash bonuses otherwise paid to him or her shall be paid instead 50% in cash and 50% in common stock until they meet the stockholding requirement. This requirement is designed to align the interests of senior management with those of the stockholders.

     In addition, the Long Term Incentive Program establishes a stock purchase plan which offers directors and senior management, officers, and other key employees selected by the Compensation Committee the opportunity to purchase company stock at a discount and to leverage that purchase with a matching loan financed by the company enabling them to purchase additional shares. This plan will enable participants to stand alongside shareholders in both risk and reward. The purchase plan offers participants financial incentives based on long-term stock performance. This means that the Company's stock must perform well for all shareowners in order for the purchase plan to pay off for its participants.

     The Long Term Incentive Program also provides a stock option plan for directors, senior managers, and other key employees selected by the Compensation Committee of the Board. Fully one-half of the options reserved under the Plan will not be made available for grant unless the Company's stock price meets stock appreciation hurdles of twenty percent per year, and once granted, all options will vest 50% on a daily basis over a four-year period, and 50% of the options will vest only if the Company's stock price appreciates twenty percent per year from the date of grant. For directors and employees to gain from these options, the stock has to meet or exceed these price targets.

     Taken together, these actions will motivate aggressive business performance that will benefit all shareowners.

                                          Sincerely,

                                          /s/ WILLIAM E. WATTS
                                          William E. Watts
                                          President and
                                          Chief Executive Officer

LOGO

                       GENERAL NUTRITION COMPANIES, INC.
                                921 PENN AVENUE
                         PITTSBURGH, PENNSYLVANIA 15222

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 25, 1996

TO ALL STOCKHOLDERS:

     A Special Meeting of the Stockholders of GENERAL NUTRITION COMPANIES, INC., will be held on Tuesday, October 25, 1996, at 10:00 a.m. at 921 Penn Avenue, Pittsburgh, Pennsylvania 15222 for the following purposes:

     1. To consider and act upon a proposal to approve the General Nutrition Companies, Inc. 1996 Long Term Incentive Program, which includes the 1996 Management and Director Stock Purchase Plan and the 1996 Management and Director Stock Option Plan.

     2. To consider and act upon any other business which may properly come before the meeting.

     The Board of Directors has fixed the close of business on September 27, 1995 as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors,

                                                                        LOGO
                                          /s/ JAMES M. SANDER
                                          James M. Sander
                                          Vice President - Law,
                                          Chief Legal Officer and Secretary

Pittsburgh, Pennsylvania
October 2, 1996

PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD APPOINTING ROBERT V. DUNN, EDWIN J. KOZLOWSKI AND LOUIS MANCINI AS YOUR PROXIES, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                       GENERAL NUTRITION COMPANIES, INC.

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of GENERAL NUTRITION COMPANIES, INC. (the "Corporation") for use at the Special Meeting of Stockholders to be held on October 25, 1996, at the time and place set forth in the notice of the meeting, and at any adjournments thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is October 2, 1996.

     If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholders. If no instructions are specified with respect to the matter to be acted upon, proxies will be voted in favor thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting, or by giving written notice of revocation to the Secretary of the Corporation at any time before the proxy is exercised.

     The holders of a majority in interest of all Common Stock issued, outstanding and entitled to vote are required to be present in person or be represented by proxy at the meeting in order to constitute a quorum for transaction of business. The affirmative vote of the holders of at least a majority of the shares of Common Stock present in person or by proxy and entitled to vote on the matter are required to approve the proposal. Abstentions are counted as present in determining whether the quorum requirement is satisfied and have the same effect as a vote against the proposed amendment.

     The Corporation will bear the cost of the solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Corporation (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Corporation. In addition, the Corporation has retained Georgeson & Company, Inc., Wall Street Plaza, New York, New York 10005, for a fee of $10,000, plus incidental and related expenses, to assist in providing proxy materials to brokers, nominees, fiduciaries and individuals (other than officers of the Corporation) holding sizable amounts of stock and in soliciting proxies from them.

     The Corporation's principal executive offices are located at 921 Penn Avenue, Pittsburgh, Pennsylvania 15222, telephone number (412) 288-4600.

                       RECORD DATE AND VOTING SECURITIES

     Only stockholders of record at the close of business on September 27, 1996, are entitled to notice of and to vote at the meeting. On that date the
Corporation had outstanding and entitled to vote           shares of Common
Stock, par value $.01 per share. Each outstanding share of the Corporation's Common Stock entitles the holder to one vote.

            OWNERSHIP OF STOCK BY DIRECTORS, NOMINEES FOR DIRECTOR,
                EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS

     The following tables sets forth information with respect to the beneficial ownership of shares of Common Stock of the Company as of September 1, 1996, by all stockholders of the Company known to be beneficial owners of more than 5% of such Common Stock, by each director and nominee, by each executive officer named in the Summary Compensation Table below and by all directors and executive officers as a group, as determined in accordance with Rule 13d-3(d) under the Exchange Act:

                                                      NUMBER OF SHARES       PERCENTAGE OF VOTING
                                                      OF COMMON STOCK*        STOCK OUTSTANDING*
                                                      ----------------       --------------------
    FMR Corp.                                             7,749,810(a)               9.56%
      82 Devonshire Street
      Boston, MA 02109-3614
    David Lucas                                              78,521(b)                   *
    Ronald L. Rossetti                                       10,000(c)                   *
    Thomas R. Shepherd                                            0                      *
    W. Harrison Wellford                                     38,000(d)                   *
    Jerry D. Horn                                           139,180(e)                   *
    William E. Watts                                      1,279,489(f)                1.5%
    Louis Mancini                                           163,696(g)                   *
    Edwin J. Kozlowski                                      208,879(h)                   *
    John A. DiCecco                                         158,716(i)                   *
    All Directors and Executive officers                  2,315,925(j)               2.85%
      of the Company as a group (13 persons)

- ---------

  * Represents less than 1%.

(a) Based on information provided by FMR Corp. on February 14, 1996. Includes 6,845,510 shares beneficially owned by Fidelity Management & Research Company, and 904,300 shares beneficially owned by Fidelity Management Trust Company. FMR Corp. has sole voting power with respect to 431,500 shares and sole dispositive power with respect to 7,749,810 shares.

(b) Includes 8,321 shares of Common Stock which may be deemed to be beneficially owned by Mr. Lucas through his wife who is a partner in Harbour Investments Ltd. Mr. Lucas disclaims beneficial ownership of such shares. Excludes 6,650 shares held by 2 trusts for his children. Mr. Lucas disclaims beneficial ownership of such shares.

(c) Includes 5,000 option shares which Mr. Rossetti has the right to acquire within 60 days.

(d) Includes 10,000 option shares which Mr. Wellford has the right to acquire within 60 days.

(e) Includes 29,835 option shares which Mr. Horn has the right to acquire within 60 days.

(f) Includes 702,584 option shares which Mr. Watts has the right to acquire within 60 days.

(g) Includes 54,412 option shares which Mr. Mancini has the right to acquire within 60 days.

(h) Includes 95,504 option shares which Mr. Kozlowski has the right to acquire within 60 days.

(i) Includes 81,562 option shares which Mr. DiCecco has the right to acquire within 60 days.

(j) Includes 1,045,392 option shares which such directors and executive officers have the right to acquire within 60 days.

                    INFORMATION CONCERNING THE BOARD OF DIRECTORS

     The current members of the Board of Directors of the Company are as follows: Jerry D. Horn, William E. Watts, David Lucas, Thomas R. Shepherd, W. Harrison Wellford and Ronald L. Rossetti, Mr. Lucas was elected to the Board of Directors in July, 1996 to fill the vacancy caused by the resignation of Thomas
H. Lee. Each non-employee director, except for Mr. Rossetti, receives compensation in the amount of $5,000 for each fiscal quarter and $500 per meeting for attending meetings of the Board of Directors of the Company.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     Messrs. Lee, Shepherd and Wellford served as members of the Compensation Committee during fiscal 1996. None of the named individuals were officers or employees of the Company or any of its subsidiaries during fiscal 1996.

     The Company was formed by Thomas H. Lee Company ("THL") and certain members of the Company's senior management to acquire General Nutrition, Incorporated ("GNI") in August 1989 (the "Acquisition"). In connection with the Acquisition, the Company and THL entered to a five-year management agreement (the "THL Management Agreement") pursuant to which THL was entitled to receive up to $600,000 per year for management and other consulting services rendered to the Company. After the initial five-year term, the THL Management Agreement was automatically renewable on an annual basis. The THL Management Agreement was terminated effective as of February 13, 1996. During 1995, GNI paid THL $250,000 pursuant to the THL Management Agreement.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") administers the Company's executive compensation program. The Committee is composed exclusively of non-employee directors. In its deliberations, the Committee takes into account the recommendations of appropriate Company officials.

     The goals of the Company's executive compensation program are to:

     1. Pay competitively to attract, retain and motivate a highly competent executive team;

     2. Tie individual total compensation to individual and team performance and the success of the Company; and

     3. Align executives' financial interests with stockholder value.

     The Company's program utilizes a combination of base salary, annual incentive (bonus) awards based on the achievement of performance objectives and stock options. In 1993 the Internal Revenue Code was amended to limit the deduction a public company is permitted for compensation paid in 1994 and thereafter to the chief executive officer and to the four most highly compensated executive officers, other than the chief executive officer. Generally, amounts paid in excess of $1 million to a covered executive, other than performance-based compensation, cannot be deducted. In order to qualify as performance-based compensation under the new tax law, certain requirements must be met, including approval of the performance measures by the stockholders. The Committee intends to consider ways to maximize deductibility of executive compensation, while retaining the discretion the Committee considers appropriate to compensate executive officers at levels commensurate with their responsibilities and achievements.

BASE SALARIES

     Base salaries are targeted to be moderate, yet competitive in relation to salaries commanded by those in similar positions with other companies. In the course of its deliberations the Committee reviews management recommendations for executive officers' salaries, and examines data assembled by the Company from surveys of compensation paid to executives with similar responsibilities in major U.S. retail companies, including specialty retailers. Individual salary determinations are based on experience, levels of responsibility, sustained performance and comparison to peers inside and outside the Company. The base salaries of Messrs. Horn and Watts are specified in employment agreements described below entered into in 1989 and amended in 1990, 1993, 1994 and 1995, which provide for annual adjustments to a base salary for changes in the cost of living.

ANNUAL INCENTIVE AWARDS

     Annual incentive awards are designed to reward personal contributions to the success of the organization. In conjunction with the approval of the Company's annual operating plan by the President and Chief Executive Officer of the Company, performance goals are established for individual officers based on aspects of Company performance related to the particular officers' responsibilities and in some cases, on individual achievements. These goals are reviewed and approved by the Committee early in each fiscal year. At the end of the year, the Committee evaluates actual performance and awards incentive compensation in the form of cash bonuses (or, in some cases, stock options) based on the achievement of the performance goals. Incentive awards to the President and Chief Executive Officer, the Chairman and the other three most highly compensated executive officers are shown in the "Bonus" column of the Summary Compensation Table, which follows this report.

STOCK OPTIONS

     Stock options accomplish the third compensation objective: to align the interests of executive officers with stockholder value.

     The number of stock options granted by the Stock Option Committee is determined by the recipients' position, grade level and performance during the previous year, with participants of higher positions and grade levels being eligible to receive more options than those of lower positions and grade levels. The determination as to the size of stock option grants to executive officers, including Mr. Watts, reflect the subjective judgment of the Stock Option Committee. The participant's right to exercise stock options vests over a period of years and in some instances such vesting is tied to the achievement of specified performance objectives.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The compensation paid to Mr. Watts as President and Chief Executive Officer for fiscal year ending February 3, 1996 was based on the salary specified in his employment contract described below, together with a cash incentive award in the amount of $300,000 which was made by the Committee in recognition of the Company's performance in fiscal 1996 and Mr. Watts' contributions to the Company's success.

                                          COMPENSATION COMMITTEE

                                          Thomas H. Lee
                                          Thomas R. Shepherd
                                          W. Harrison Wellford

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table shows the total amount and long-term compensation of the Chief Executive Officer and the other four most highly compensated executive officers of the Company.

                              ANNUAL COMPENSATION

                                                                                           LONG TERM
                                                                                         COMPENSATION
                                                                                            AWARDS
                                                                                         -------------
                                                                         OTHER              OPTION           ALL OTHER
         NAME AND                                       BONUS            ANNUAL             SHARES         COMPENSATION*
    PRINCIPAL POSITION         YEAR     SALARY ($)      ($)(1)      COMPENSATION($)*      GRANTED(2)          ($)(3)
- ---------------------------    ----     ----------     --------     ----------------     -------------     -------------
William E. Watts               1995      $636,637      $300,000         $  6,373             764,000          $ 9,478
  President & CEO              1994       599,441       200,000           13,563                   0           11,529
                               1993       546,028       250,000            6,434             800,000           11,223
Jerry D. Horn                  1995       351,358             0            6,373              48,000            9,265
  Chairman                     1994       344,645             0            4,401                   0           11,319
                               1993       334,251             0            6,255             114,000           11,053
Louis Mancini                  1995       221,231        55,000            6,373             142,000           10,222
  President of GNC             1994       200,346        35,000            6,358               4,000           11,817
                               1993       181,500       124,481            6,434             100,000            4,789
Edwin J. Kozlowski             1995       202,000        50,000            6,373             102,000            9,766
  Executive Vice President     1994       181,500        37,500            6,358               2,000           11,817
  of GNI                       1993       163,500        50,000            6,434              60,000           12,830
John A. DiCecco                1995       171,423        14,500            6,373              60,000            9,478
  Senior Vice President        1994       156,500        41,236            6,358               2,000           11,529
  of GNI                       1993       145,539       120,596            6,434              60,000           10,022

- ---------

  * The above-named Executive Officers received other annual compensation in the form of perquisites, the amount of which did not exceed reporting thresholds.

(1) Incentive compensation is based on performance in the year shown but determined and paid the following year. For example, bonuses for 1995 are based on performance in 1995 and are measured and paid in 1996.

(2) The total number of options held by the persons listed in this table as of the close of the fiscal year ended February 3, 1996 is as follows and reflects the adjustment in the number of shares and exercise price relating to the Company's 2 for 1 stock split on October 17, 1995: Mr. Watts 1,576,048 shares; Mr. Horn 172,233 shares; Mr. Mancini 221,712 shares; Mr. Kozlowski 214,652 shares; and Mr. DiCecco 157,852 shares.

(3) Includes amounts received by the persons listed in this table for (a) "matching contributions" under the Company's Executive Retirement Arrangement for 1995, 1994 and 1993, respectively, in the following amounts:
    Mr. Watts $9,070, $11,121 and $10,815; Mr. Horn $7,465, $9,519 and $9,253;
    Mr. Mancini $9,070, $11,121 and $10,815; Mr. Kozlowski $9,070, $11,121 and
    $12,134; and Mr. DiCecco $9,070, $11,121 and $9,614; and (b) the dollar value of life insurance premiums for 1995, 1994 and 1993, respectively, for the benefit of the persons listed in this table paid by the Company in the following amounts: Mr. Watts $408, $408, $408, Mr. Horn $1,800, $1,800 and $1,800; Mr. Mancini $1,152, $696 and $696; Mr. Kozlowski $696, $696 and
    $408; and Mr. DiCecco $408, $408 and $408.

OPTIONS GRANTS IN 1995

     Information concerning 1995 grants to the President and Chief Executive Officer and the other four most highly compensated executive officers is provided below.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                    POTENTIAL REALIZABLE
                                                                                                          VALUE AT
                                                 INDIVIDUAL GRANTS                                 ASSUMED ANNUAL RATES OF
                      -----------------------------------------------------------------------               STOCK
                                  % OF TOTAL       EXERCISE                                        PRICE APPRECIATION FOR
                      OPTIONS      OPTIONS            OR          MARKET PRICE                         OPTION TERM (2)
                      GRANTED     GRANTED TO      BASE PRICE        AT DATE        EXPIRATION     -------------------------
         NAME         (#)(1)      EMPLOYEES         ($/SH)          OF GRANT          DATE          0% ($)         5% ($)
- -----------------------------     ----------     ------------     ------------     ----------     ----------     ----------
William E. Watts       64,000        82.3%          $ 1.25         $ 21.15625         8/24/05     $1,274,000     $2,125,523
                      700,000        37.4            11.88              11.88         2/27/05              0      5,229,888
Jerry D. Horn          48,000         2.5            11.88              11.88         2/27/05              0        358,621
Louis Mancini           2,000         2.6             1.25             19.375         1/26/05         36,250         60,620
                      140,000         7.5            11.88              11.88         2/27/05              0      1,045,978
Edwin J. Kozlowski      2,000         2.6             1.25             19.375         1/26/05         36,250         60,620
                      100,000         5.3            11.88              11.88         2/27/05              0        747,127
John A. DiCecco        60,000         3.2            11.88              11.88         2/27/05              0        448,276


         NAME             10% ($)
- ----------------------  -----------
William E. Watts        $ 3,431,927
                         13,253,562
Jerry D. Horn               908,816
Louis Mancini                98,008
                          2,650,712
Edwin J. Kozlowski           98,008
                          1,893,366
John A. DiCecco           1,136,020

- ---------

(1) These options are fully vested.

(2) The dollar amounts under these columns are the result of calculations at assumed rates of appreciation of 5% and 10% by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the price of the Common Stock. No gain to the optionees is possible without an increase in price of the Common Stock, which will benefit all shareholders proportionately.

           AGGREGATED OPTION EXERCISES AND VALUES AT FISCAL YEAR-END

     The following information is furnished for the fiscal year ended February 3, 1996 with respect to the stock options held by the Company's President and Chief Executive Officer and each of the four other most highly compensated executive officers of the Company and its subsidiaries.

                                                                   NUMBER OF                   VALUE OF UNEXERCISED
                                                            UNEXERCISED OPTIONS AT            IN-THE-MONEY OPTIONS AT
                         SHARES                                FEBRUARY 3, 1996                 FEBRUARY 2, 1996(1)
                       ACQUIRED ON         VALUE         -----------------------------     -----------------------------
         NAME         EXERCISE (#)      REALIZED ($)     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
- -----------------------------------     ------------     -----------     -------------     -----------     -------------
William E. Watts         290,000         $4,877,050        760,239          815,809        $ 8,106,395      $ 9,480,561
Jerry D. Horn            250,000          3,186,302         33,442          138,791            342,034        2,105,753
Louis Mancini             53,000          1,024,235         41,602          180,110            428,052        1,912,633
Edwin J. Kozlowski        35,957            644,178        104,793          109,859          1,091,463        1,361,438
John A. DiCecco           40,000            738,485         76,918           80,934            911,246        1,150,755

- ---------

(1) This amount is the aggregate of the number of options multiplied by the difference between the closing price of the Common Stock on the NASDAQ National Market on February 2, 1996 ($22 per share), minus the option exercise price of $1.25 per share for shares granted under the 1989 and 1991 stock option plans, and $10.8438 for shares granted under the 1993 stock option plan.

                              EMPLOYMENT AGREEMENT

     All officers of the Company, GNI and GNC serve at the discretion of the Board of Directors. GNI has entered into employment agreements dated as of March 24, 1989 with each of Messrs. Horn and Watts. Mr. Horn's agreement, as amended provides that he shall serve as the Chairman of the Board of GNI until January 31, 1998 at a base salary of $331,265 per annum (subject to adjustment for future changes in the cost of living), and shall thereafter be retained by GNI as a consultant for one year at an annual fee of $100,000, during which year Mr. Horn shall be prohibited from competing with GNI by engaging in any capacity in a business substantially similar to GNI's business, soliciting any customer of GNI on behalf of a competitor or attempting to persuade any employee of GNI to terminate his or her employment relationship in order to enter into competitive employment. Mr. Watts' agreement, as amended, provides that he shall serve as President and Chief Executive Officer of GNI until February 1, 2000 at a base salary of $599,835 per annum (subject to adjustment for future changes in the cost of living) and as part of his compensation Mr. Watts is entitled to personal use of the Company's airplane for up to 75 hours per year. In addition, Mr. Watts will receive a lump sum retention payment in the amount of $1.5 million for his continued services through the term of his employment agreement. Under their respective employment agreement, each of Messrs. Horn and Watts is required to maintain the confidentiality of GNI information for two years following the termination of his employment, and is entitled to certain other benefits and reimbursement of expenses and to participate in the Company's 1989 Stock Option Plan and 1995 Stock Option Plan.

     Under such employment agreements, each of Messrs. Horn and Watts is entitled to resign in his sole discretion at any time upon one month's written notice, but will be entitled to certain severance benefits only if (i) GNI terminates his employment other than for "cause" prior to the respective dates set forth above, or (ii) there occurs a material diminution in such executive's duties or responsibilities at GNI.

                               PERFORMANCE GRAPH

     The graph set forth below compares the change in the Company's cumulative total shareholder return on the Common Stock (as measured by dividing the difference between the Company's share price at the end and the beginning of the period indicated by the share price at the beginning of the period indicated) with the cumulative total return of the NASDAQ Composite Market Index and the Dow Jones World Industry Groups U.S. Specialty Retailers Index for the period commencing with the Company's initial public offering on January 21, 1993. The graph assumes $100 was invested on January 21, 1993 in the Company's Common Stock and in the indexes and also assumes the reinvestment of dividends.

                                  General Nu-                      Dow Jones
      Measurement Period         trition Com-       NASDAQ         U.S. Spe-
    (Fiscal Year Covered)        panies, Inc.      Composite     cialty Retail
1/21/93                                    100             100             100
2/5/93                                     142             100             102
2/4/94                                     353             111              89
2/5/95                                     314             110              96
2/3/96                                     550             153              88

     The Board of Directors and its Compensation Committee recognize that the market price of stock is influenced by many factors, only one of which is Company performance. The stock price performance shown on the graph is not necessarily indicative of future price performance.

                        1996 LONG TERM INCENTIVE PROGRAM

     There will be presented at the meeting a proposal to approve the Company's 1996 Long Term Incentive Program, which includes the 1996 Management and Director Stock Purchase Plan (the "1996 Stock Purchase Plan"), and 1996 Management and Director Stock Option Plan (the "1996 Option Plan"). Both plans were adopted by the Board of Directors on August 22, 1996, subject to stockholder approval.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE 1996 LONG
  TERM INCENTIVE PROGRAM, INCLUDING THE 1996 STOCK PURCHASE PLAN AND THE 1996
                                  OPTION PLAN.

1996 STOCK PURCHASE PLAN

     The 1996 Stock Purchase Plan is intended to encourage senior management of the Company and its affiliates and directors of the Company to own shares of the Company's stock and thereby to align their interest more closely with the interests of the other shareholders of the Company, to encourage the highest level of senior management and director performance, and to provide a financial incentive that will help attract and retain the most qualified senior management and directors. Set forth below is a summary of the principal provisions of the 1996 Stock Purchase Plan. Such summary does not purport to be a complete statement of the plan's terms. A copy of the entire 1996 Stock Purchase Plan is available from the Secretary of the Company upon request.

SHARES SUBJECT TO THE 1996 STOCK PURCHASE PLAN

     One million shares of the Common Stock of the Company may be issued pursuant to the 1996 Stock Purchase Plan. The shares issued pursuant to the 1996 Stock Purchase Plan shall be shares of the Company's authorized but unissued Common Stock, or shares of Common Stock reacquired by the Company and held in its treasury. The number of shares issuable under the 1996 Stock Purchase Plan is subject to appropriate adjustment in the event of a stock split, a subdivision or consolidation of shares of Common Stock, capital adjustments or payments of stock dividends or outstanding shares of Common Stock effected without receipt of consideration by the Company.

ADMINISTRATION

     The 1996 Stock Purchase Plan shall be administered by the Board of Directors or by a committee (the "Committee") of not less than two members appointed by the Board. The Board of Directors, or the Committee if appointed by the Board, is vested with full authority to make, administer and interpret such equitable rules and regulations regarding the 1996 Stock Purchase Plan as it may deem advisable. Determinations by the Board of Directors, or the Committee if appointed by the Board, as to the interpretation and operation of the 1996 Stock Purchase Plan shall be final and conclusive.

     Subject to stockholder approval, the 1996 Stock Purchase Plan shall continue in effect through August 22, 2006, provided, however, that the Board of Directors shall have the right to terminate the 1996 Stock Purchase Plan at any time. In the event of the expiration of the 1996 Stock Purchase Plan or its termination, all options then outstanding under the 1996 Stock Purchase Plan shall automatically be cancelled and the entire amount credited to the account of each participant thereunder shall be refunded to each such participant. In addition, the Board of Directors may amend the 1996 Stock Purchase Plan at any time without the consent of the participants, but no such amendment shall adversely affect options previously granted under the 1996 Stock Purchase Plan and no such amendment (without approval by the Company's stockholders) may increase the total number of shares of Common Stock which may be purchased by all participants. The termination of the 1996 Stock Purchase Plan is not to be deemed an action which adversely affects options previously granted under the 1996 Stock Purchase Plan.

ELIGIBILITY TO PARTICIPATE

     The individuals who are eligible to participate in the 1996 Stock Purchase Plan are directors, officers and other key employees of the Company and its subsidiaries. Participants are selected by the Board or the Committee from among directors, officers and other key employees of the Company and its subsidiaries who, in the judgment of the Board or the Committee, have the capacity to contribute significantly to the long-term performance and growth of the Company.

OPERATION OF THE 1996 STOCK PURCHASE PLAN

     Under the 1996 Stock Purchase Plan, participants will be permitted to purchase shares of the Company's Common Stock at a price equal to 80% of the average of the high and low sale prices of the Company's Common Stock for the first five trading days of the first three calendar months of each fiscal quarter. Such purchase shall be effected during the first five trading days of the Company's fiscal quarter immediately succeeding the quarter used for purposes of calculating the purchase price. The maximum number of shares which participants will be permitted to purchase under the 1996 Stock Purchase Plan is twice their annual compensation or director fees, as the case may be. The Compensation Committee of the Board established a minimum stockholding requirement for members fo senior management with the initial guideline set by the Committee of one times annual salary, which initial guideline would be in effect for at least two years and thereafter reviewed by the Committee every two years thereafter. To participate in the 1996 Stock Purchase Plan a Participant agrees that to the extent that the Participant has not met the minimum stockholding requirements set forth by the Committee, then incentive compensation otherwise paid to the employee in cash will be paid instead 50% in cash and 50% in Common Stock until the minimum stockholding requirement is met. Such limit shall be periodically adjusted to take account of increases in such annual salary or director fees.

     Participants will be permitted to make sales from time to time of shares of Common Stock purchased under the 1996 Stock Purchase Plan, provided that no such sale of shares of Common Stock purchased thereunder will be permitted which would reduce the total number of shares of Common Stock of the Company owned by such participant to a market value at the time of such sale less than such participant's annual salary plus the amount of any loan outstanding to such participant under the 1996 Stock Purchase Plan (unless the participant has left the Company or the Board or Committee approves a specific "hardship" withdrawal).

     The Company may extend loans to participants for up to 50% of the amount necessary to purchase the shares under the 1996 Stock Purchase Plan and the applicable withholding tax, provided that no participant shall borrow more than an amount equal to such participant's annual base salary. Such loans may be used not only for the purchase of shares pursuant to the 1996 Stock Purchase Plan, but also to defray taxes related to the purchase of such shares under the plan at a discount from fair market value. Any such loans would bear interest at 6% per annum, such interest to be payable on a quarterly basis. The loan would be secured by the stock purchased with the proceeds of the loan and the loan would be payable in full in the event that the employee should leave the employ of the Company. The Company will forgive the principal of the loan in the event that the market price of shares of the Company's Common Stock appreciates by 25% or more in each of the four years commencing on the date of grant of such loan. Such appreciation will be deemed to have been achieved if the average of the trading price of the Company's Common Stock during any consecutive 15 trading days reaches the level of appreciation required during such year. The loan would be forgiven at the rate of 25% of the original principal amount thereof in each year of the four year period commencing on the date the loan was granted in which the required level of appreciation is achieved. The stock appreciation hurdles to be met in order for the purchase loan to be forgiven are set forth below:

                               LOAN
             TARGET          BALANCE
YEAR       STOCK PRICE       FORGIVEN
- ----       -----------       --------
 1           $ 19.50          25%
 2           $24.375          25%
 3           $30.468          25%
 4           $38.085          25%

     In the event that the required level of stock appreciation is not met in a given year, the portion of the loan which would have been forgiven in that year may be forgiven in a subsequent year during such four year period if in such subsequent year the required level of appreciation for such subsequent year is met. The amount forgiven shall include accrued interest for the quarter in which such forgiveness occurs. To the extent that such loan is not forgiven, the loan will be required to be repaid at the earlier of termination of employment or expiration of the four year period from the date of the loan.

                                1996 OPTION PLAN

     The 1996 Option Plan is intended to encourage ownership of the Company's stock by officers and key employees of the Company and its subsidiaries, and directors of the Company, to induce qualified personnel to enter and remain in the employ of the Company or its subsidiaries and otherwise to provide additional incentive for optionees to promote the success of its business. Set forth below is a summary of the principal provisions of the 1996 Option Plan. Such summary does not purport to be a complete statement of the plan's terms. A copy of the entire 1996 Option Plan is available from the Secretary of the Company upon request.

PLAN ADMINISTRATION AND AMENDMENTS

     The 1996 Option Plan is administered by the Board of Directors or by a committee (the "Committee") consisting of two or more members of the Board of Directors appointed by the Board. The current members of the Committee are:
Thomas R. Shepherd, Chairman and David Lucas.

     The Company may terminate the 1996 Option Plan at any time or make such modifications or amendments as it deems advisable, provided that without the approval of the holders of at least a majority of the voting stock of the Company present in person or by proxy at a duly held stockholders' meeting, the Company may not increase the maximum number of shares for which options may be granted, change the designation of the class of persons eligible to receive options under the 1996 Option Plan or change the criteria for the vesting of options. Further, termination, modification or amendment of the 1996 Option Plan shall not, without the consent of the optionees, affect such optionee's rights under an option granted to him or her.

     Unless sooner terminated, the 1996 Option Plan shall terminate on August 22, 2006, ten (10) years from the date upon which it was adopted by the Board of Directors.

ELIGIBILITY TO PARTICIPATE

     The individuals who are eligible to receive options under the 1996 Option Plan are directors, officers and key employees of the Company or any subsidiary.

     Options granted to eligible individuals may be either non-qualified options, or incentive stock options within the meaning of Section 422 of the Internal Revenue Code (the "Code").

     The Board or the Committee determines the persons to whom options shall be granted, the number of shares to be covered by such options and the terms and vesting schedule for such options, all in conformity with the provisions of the 1996 Option Plan. In determining the eligibility of an individual to be granted an option and the number of shares to be subject to purchase under such option, the Board or the Committee takes into account the position and responsibilities of the individual being considered, his or her present and potential contributions to the success of the Company or its subsidiaries and such other factors as the Committee deems relevant.

SHARES SUBJECT TO THE 1996 OPTION PLAN

     A total of 5,000,000 shares of Common Stock of the Company has been reserved for issuance under the 1996 Option Plan, subject to adjustment in the event of stock dividends, stock splits, mergers, consolidations or other recapitalizations or reorganizations of the Company. If any unexercised options granted under the 1996 Option Plan lapse or terminate for any reason, the shares covered thereby may again be optioned thereunder. Of the total shares reserved for issuance under the 1996 Option Plan, 2,500,000 shares are initially available for grant thereunder, and 2,500,000 shares will become available for a grant if the market price per share of the Company's Common Stock reaches the following levels on or prior to August 22, 2000:

                              ADDITIONAL SHARES
                                  BECOMING
         MARKET PRICE           AVAILABLE FOR
          PER SHARE                 GRANT
- -----------------------------------------------
  $18.60                            625,000
  $22.32                            625,000
  $26.78                            625,000
  $32.14                            625,000
                              -----------------
       Total                      2,500,000

     As of August 22, 1996, options to purchase a total of 2,225,000 shares had been granted, subject to stockholder approval, under the 1996 Option Plan at an exercise price of $15.50 per share, which was the fair market value at the time of grant. The maximum number of shares of Common Stock with respect to which an option or options may be granted to any employee in any one taxable year of the Company shall not exceed 500,000 shares of Common Stock, taking into account shares which were the subject of options granted during such taxable year and subsequently terminated. On September 18, 1996 the closing trading price of the Company's common stock on the NASDAQ Stock Market was $16.8125 per share.

TERMS AND PROVISIONS OF OPTIONS

     Of the 2,500,000 shares initially available for the grant of options under the 1996 Option Plan, 1,250,000 shares are available for grant at a price determined by the Board or the Committee, which price shall not be less than the fair market value of the Company's Common Stock at the time of grant. Such options shall vest on a daily basis over the four (4) years commencing on the date of grant.

     The remaining 1,250,000 shares initially available for grant under the 1996 Option Plan will be granted at exercise prices determined by the Board or the Committee, which shall not be less than the fair market value of the Company's Common Stock at the time of grant. Such options shall vest at the rate of 25% per year over the four year period commencing on the date of grant, provided that the market price per share of the Company's Common Stock achieves specified levels of appreciation during such 4 year period. Under the 1996 Option Plan, such appreciation must equal or exceed 20% in each year commencing with the date of grant of each option. Notwithstanding any such appreciation, except as set forth below, no more than 25% of the shares available for issuance under an option can vest in any one year. If in a given year the market price per share of the Company's Common Stock fails to achieve the specified level, the shares which fail to vest in that year may vest in a subsequent year within such four year period commencing on the date of grant, assuming that the market price per share of the Company's Common Stock achieves in such subsequent year the level which was not met in a previous year.

     Options with respect to the additional 2,500,000 shares which may become available for grant under the 1996 Option Plan if the stock appreciation levels specified above under "Shares Subject to the 1996 Option Plan" are met will be granted at an exercise price equal to the price per share which was required in order to make such shares available for grant under the 1996 Option Plan. Options for the purchase of 50% of the shares which become so available for grant will vest on a daily basis over the four year period commencing on the date of grant, with the remaining 50% to vest over the four year period commencing on the date of grant if the market price per share of the Company's Common Stock appreciates at the rate of 20% or more in each year of such four year period. In the event that the required level of stock appreciation is not met in a given year, the shares which fail to vest in that year may vest in a subsequent year if the level of stock appreciation which was not met is achieved in a subsequent year within such four year period.

     Notwithstanding the foregoing, if an option whose vesting is dependent upon the achievement of specified levels of stock price appreciation has not been fully vested by the close of the four year period commencing on the date of grant, such option shall be exercisable for a thirty day period commencing with the close of such four year period and thereafter shall terminate to the extent not exercised.

     The duration of any option granted under the 1996 Option Plan shall be set forth in the Option Agreement (the "Agreement"); provided however that no option granted under the 1996 Option Plan shall have a term in excess of ten years from the date of grant. Further, no incentive stock option shall be granted to any employee who owns, immediately prior to the grant of an option, stock representing more than 10% of the voting power or more than 10% of the value of all classes of stock of the Company or a parent or a subsidiary, unless the purchase price for the stock under such option shall be at least 110% of its fair market value at the time such option is granted and the option, by its terms, shall not be exercisable more than five years from the date it is granted. Options are also subject to earlier termination as provided below.

     Options shall be exercised in full or in part (however no partial exercise may be made for less than 10 full shares) by giving written notice to the Company, signed by the option holder or person exercising the option, stating the number of shares as to which the option is being exercised, accompanied by payment of the exercise price in the form of cash or a check payable to the order of the Company in an amount equal to the exercise price of such options or (if permitted under the Agreement and the 1996 Option Plan) shares of Common Stock of the Company which have a fair market value equal in amount to the exercise price of such options. The Company may not make loans to optionees to permit them to exercise options.

     An option granted to any employee who ceases to be an employee of the Company or one of its subsidiaries shall terminate on (i) the later of the last day of the third month after the date such optionee ceases to be such employee or the third business day after the 1996 Option Plan is approved by the stockholders or (ii) on the date on which the option expires by its terms, whichever occurs first. If such termination of employment is as a result of termination for cause, such option will terminate on the date the optionee ceases to be such employee. If such termination of employment is because the optionee has become permanently disabled, such option shall terminate on the last day of the twelfth month from the date such optionee ceases to be an employee of the Company or one of its subsidiaries, or on the date on which the option expires by its terms, whichever occurs first.

     An option granted to an optionee who ceases to be an employee of the Company or one of its subsidiaries shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date such optionee ceases to be such employee.

     An option granted to a director shall terminate on the last day of the third month after such director ceases to serve and shall be exercisable only to the extent that the right to purchase shares under such option shall have accrued and is in effect on the date such director ceases to serve, provided however that an option granted to a director who does not stand for reelection to the Board of Directors upon the expiration of such director's term of office shall be exercisable as to the full amount of the shares covered by such option, notwithstanding the provisions of such option concerning vesting.

     In the event of the death of any optionee (whether employee or director), any option granted to such optionee shall terminate on the last day of the twelfth month from the date of death, or on the date on which the option expires by its terms, whichever occurs first.

     Except as provided in the Agreement, the right of an optionee to exercise any options shall not be assignable or transferable by such optionee other than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such optionee only by him or her. Any option granted under the 1996 Option Plan shall be null and void and without effect upon the bankruptcy of the optionee, or upon any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or a similar process, whether legal or equitable, upon such option.

RECAPITALIZATION; REORGANIZATION; AND CHANGE IN CONTROL EFFECTS OF 1996 LONG-TERM INCENTIVE PROGRAM

     The 1996 Option Plan and 1996 Stock Purchase Plan provides that the number and kind of shares as to which options may be granted thereunder and as to which outstanding options then unexercised shall be exercisable shall be adjusted to prevent dilution in the event of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, a combination of shares or dividends payable in capital stock. In addition, unless otherwise determined by the Board or the Committee in its sole discretion, in the case of any sale or conveyance to another entity of all or substantially all of the property and assets of the Company or a change of control as defined in the 1996 Option Plan and 1996 Stock Purchase Plan, the purchaser of the Company's assets or stock may deliver to the optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such sale, conveyance or change in control or the Board or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind which consideration shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or change in control, less the option price therefore.

     The Board or the Committee shall also have the right to accelerate the exercisability of any options, notwithstanding any limitations in the 1996 Option Plan and 1996 Stock Purchase Plan or in the Option Agreement upon such sale, conveyance or change in control. Change in control is defined in the 1996 Option Plan and 1996 Stock Purchase Plan as having occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall acquire shares of the Company's then outstanding common stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own 20% or more of the Company's common stock outstanding.

     Upon dissolution or liquidation of the Company, all options granted under the 1996 Option Plan and 1996 Stock Purchase Plan shall terminate, that each optionee (if at such time in the employ of or a director of the Company or any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise such option to the extent then exercisable.

TAX EFFECTS OF PARTICIPATION IN 1996 LONG TERM INCENTIVE PROGRAM

     Options granted under the 1996 Option Plan are intended to be either incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options.

     Incentive Stock Options. Except as provided below with respect to the alternative minimum tax, the optionee will not recognize taxable income upon the grant or exercise of an incentive stock option. If the optionee holds the shares received pursuant to the exercise of the option for at least one year after the date of exercise and for at least two years after the option is granted, the optionee will recognize long-term capital gain or loss upon the disposition of the stock measured by the difference between the option exercise price and the amount received for such shares upon disposition.

     In the event that the optionee disposes of the stock prior to the expiration of the required holding periods (a "disqualifying disposition"), the optionee generally will realize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The basis in the stock acquired upon exercise of the option will equal the amount of income recognized by the optionee plus the option exercise price. Upon eventual disposition of the stock, the optionee will recognize long-term or short-term capital gain or loss, depending on the holding period of the stock and the difference between the amount realized by the optionee upon disposition of the stock and the optionee's basis in the stock.

     For alternative minimum tax purposes, the excess of the fair market value of stock on the date of the exercise of the incentive stock option over the exercise price of the option is included in alternative minimum taxable income for alternative minimum tax purposes. If the alternative minimum tax does apply to the optionee, an alternative minimum tax credit may reduce the regular tax upon eventual disposition of the stock.

     The Company will not be allowed an income tax deduction upon the grant or exercise of an incentive stock option. Upon a disqualifying disposition of shares by the optionee acquired upon exercise of the incentive stock option, the Company will be allowed a deduction in an amount equal to the ordinary income recognized by the optionee.

     Under proposed regulations issued by the Internal Revenue Service, the exercise of an option with previously acquired stock of the Company will be treated as, in effect, two separate transactions. Pursuant to Section 1036 of the Code, the first transaction will be a tax-free exchange of the previously acquired shares for the same number of new shares. The new shares will retain the basis and, except, as provided below, the holding periods of the previously acquired shares. The second transaction will be the issuance of additional new shares having a value equal to the difference between the aggregate fair market value of all of the new shares being acquired and the aggregate option exercise price for those shares. Because the exercise of an incentive stock option does not result in the recognition by the optionee of income, this issuance will also be tax-free (unless the alternative minimum tax applies, as described above). The optionee's basis in these additional shares will be zero and the optionee's holding period for these shares will commence on the date on which the shares are transferred. For purposes of the one and two-year holding period requirements which must be met for favorable incentive stock option tax treatment to apply, the holding periods of previously acquired shares are disregarded.

     Non-Qualified Stock Options. As in the case of incentive stock options, no income is recognized by the optionee on the grant of a non-qualified stock option. On the exercise by an optionee of a non-qualified option, generally the excess of the fair market value of the stock when the option is exercised over its cost to the optionee will be (a) taxable to the optionee as ordinary income and (b) generally deductible for income tax purposes by the Company. The optionee's tax basis in his stock will equal his cost for the stock plus the amount of ordinary income the optionee had to recognize with respect to the non-qualified stock option.

     The Internal Revenue Service will treat the exercise of a non-qualified stock option with already owned stock of the Company as two transactions. First, there will be a tax-free exchange of the old shares for a like number of shares under Section 1036 of the Code, with such exchanged shares retaining the basis and holding periods of the old shares. Second, there will be an issuance of additional new shares having a value equal to the difference between the fair market value of all new shares being acquired (including the exchanged shares and the additional new shares) and the aggregate option price for those shares. The employee will recognize ordinary income under Section 83 of the Code, in an amount equal to the fair market value of the additional new shares (i.e., the spread on the option). The additional new shares will have a basis equal to the fair market value of the additional new shares.

     Accordingly, upon a subsequent disposition of stock acquired upon the exercise of a non-qualified stock option, the optionee will recognize short-term or long-term capital gain or loss, depending upon the holding period of the stock equal to the difference between the amount realized upon disposition of the stock by the optionee and the optionee's basis in the stock.

     For all options, different tax rules may apply if the optionee is subject to Section 16 of the Securities Exchange Act of 1934.

     Options granted to participants under the 1996 Stock Purchase Plan will be treated under the Code as non-qualified stock options. This forgiveness of loans made to participants under the 1996 Stock Purchase Plan will be recognized as ordinary income to the participant at the time and in the amount of such forgiveness and the Company will receive a corresponding tax deduction.

                               NEW PLAN BENEFITS

     It is not possible to state the persons who will receive options under the Company's 1996 Option Plan or the 1996 Stock Purchase Plan in the future, nor the amount of options which will be granted thereunder. The following table provides information with respect to options granted on August 22, 1996 under the 1996 Option Plan, subject to approval by the stockholders.

                                                    1996 OPTION PLAN            1996 STOCK PURCHASE PLAN
                                               ---------------------------     ---------------------------
                                                DOLLAR          NUMBER          DOLLAR          NUMBER
             NAME AND POSITION                 VALUE(1)     OF UNITS(2)(3)     VALUE(1)        OF UNITS
- --------------------------------------------   --------     --------------     --------     --------------
William E. Watts, President and CEO               --             500,000          --                -0-
Jerry D. Horn, Chairman                           --             100,000          --                -0-
Louis Mancini, President of GNC                   --             200,000          --                -0-
Edwin J. Kozlowski, Executive Vice President
  and Chief Financial Officer                     --             150,000          --                -0-
John A. DiCecco, Senior Vice President of
  GNI                                             --              50,000          --                -0-
Executive Officers as a Group                     --           1,220,000          --                -0-
Directors as a Group (excluding
  Executive Officers)                             --              40,000          --                -0-
Employees as a Group (excluding
  Executive Officers)                             --           1,005,000          --                -0-

- ---------

(1) The dollar value of the options is equal to the difference between the exercise price of the options granted and the fair market value of the Company's Common Stock at the date of exercise.

(2) The exercise price per share is $15.50 per share, the mean between the high and low sales prices of the Company's Common Stock on the day prior to the date of grant.

(3) Fifty percent of the shares subject to the options granted to the directors executive officers and employees vest in equal daily increments over four years, and the vesting of the options to purchase the remaining fifty percent of such shares is dependent upon the achievement of the foregoing performance objectives over four years. The options have a ten year term; but the options which vest on the basis of performance objectives become fully vested for 30 days following the expiration of four years from the date of grant and thereafter expire if the performance objectives have not been met.

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     The Company's next Annual Meeting will be held on June 26, 1997. An eligible stockholder who desires to have a qualified proposal considered for inclusion in the proxy statement for that meeting must notify the Secretary of the terms and content of the proposal no later than January 17, 1997.

     The Company's By-Laws outline procedures, including minimum notice provisions, for stockholder nomination of directors and other stockholder business to be brought before stockholders at the Annual Meeting. A copy of the pertinent By-Law Provisions is available on request to James M. Sander, Secretary, General Nutrition Companies, Inc., 921 Penn Avenue, Pittsburgh, Pennsylvania 15222.

                                 OTHER MATTERS

     Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matter discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                                 VOTING PROXIES

     The Board of Directors recommends an affirmative vote on the proposal specified. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors' recommendations.

                                          By Order of the Board of Directors,

                                          /s/ JAMES M. SANDER
                                          James M. Sander
                                          Vice President - Law,
                                          Chief Legal Officer and Secretary

Pittsburgh, Pennsylvania
October 2, 1996

                                                                    Appendix 1

                          1996 MANAGEMENT AND DIRECTOR
                               STOCK OPTION PLAN

                       GENERAL NUTRITION COMPANIES, INC.

         1.  Purpose of the Plan.

         This stock option plan (the "Plan") is intended to encourage ownership of the stock of General Nutrition Companies, Inc. (the "Company") by officers and key employees of the Company and its subsidiaries, and directors of the Company, to induce qualified personnel to enter and remain in the employ of the Company or its subsidiaries and otherwise to provide additional incentive for optionees to promote the success of its business.

         2.  Stock Subject to the Plan.

         (a) The total number of shares of the authorized but unissued or Treasury shares of the common stock, $.01 par value, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed Five Million (5,000,000) shares, subject to adjustment as provided in Section 12 hereof.

         (b) Of the total number of shares for which options may be granted under the Plan, 2,500,000 shares are initially available for grant hereunder and 2,500,000 will become available for grant hereunder if the market price per share of the Company's Common Stock reaches the following levels on or prior to August 22, 2000:

         Market Price              Additional Share Becoming
           Per Share                  Available for Grant
         ------------              -------------------------
            $18.60                          625,000
            $22.32                          625,000
            $26.78                          625,000
            $32.14                          625,000
                                          ---------
                           TOTAL:         2,500,000

         (c) If an option granted or assumed hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent option grants under the Plan.

         (d) Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors.

         3.  Administration of the Plan.

         The Plan shall be administered by the Board of Directors or by a committee (the "Committee") consisting of two or more members of the Company's Board of Directors, to whom the Board may (except as provided in Section 5 hereof) delegate its authority hereunder. The decision of the Board or of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Board or the Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. The Board or the Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Board or Committee member shall be liable for any action or determination made in good faith.

         If any such Committee is appointed, the Board may from time to time appoint a member or members of the Committee in substantiation for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee.

         4.  Type of Options.

         Options granted pursuant to the Plan shall be authorized by action of the Board or the Committee and may be designated in the sole discretion of the Board or the Committee as either incentive stock options meeting the requirements of Section 422 of the Code or non-qualified options which are not intended to meet the requirements of Section 422 of the Code. Options designated as incentive stock options that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated as non-qualified options automatically without further action by the Board or the Committee on the date of such failure to continue to meet the requirements of Section 422 of the Code.

         5.  Eligibility.

         Options designated as incentive stock options may be granted only to officers and key employees of the Company or of any subsidiary corporation (herein called "subsidiary" or "subsidiaries"), as defined in Section 424 of the Code and the Treasury Regulations promulgated thereunder (the "Regulations"). Options designated as non-qualified options may be granted to directors of the Company and officers and key employees of the Company or of any of its subsidiaries.

         Option grants to directors who are not otherwise employees of the Company or a subsidiary shall be made by the Board of Directors.

         In determining the eligibility of an individual to be granted an option, as well as in determining the number of shares to be optioned to any individual, the Committee shall take into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Committee may deem relevant.

         No option designated as an incentive stock option shall be granted to any optionee of the Company or any subsidiary if such optionee owns, immediately prior to the grant of an option, stock representing more than 10% of the voting power or more than 10% of the value of all classes of stock of the Company or a parent or a subsidiary, unless the purchase price for the stock under such option shall be at least 110% of its fair market value at the time such option is granted and the option, by its terms, shall not be exercisable more than five years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 424(d) of the Code shall be controlling. In determining the fair market value under this paragraph, the provisions of Section 7 hereof shall apply. The maximum number of shares of Common Stock with respect to which an option or options may be granted to any optionee in any one taxable year of the Company shall not exceed 500,000 shares of Common Stock, taking into account shares which were the subject of options granted during such taxable year and subsequently terminated.

         6.  Option Grants; Option Agreement.

         Of the 2,500,000 shares initially available for the grant of options hereunder, 1,250,000 shall be available for grant at exercise prices determined by the Board or the Committee, which prices shall not be less than the fair market value of the Company's Common Stock at the time of grant. Such options shall vest on a daily basis over the four years commencing on the date of grant.

         The remaining 1,250,000 shares initially available for grant hereunder shall be granted at exercise prices determined by the Board or the Committee, which prices shall not be less than the fair market value of the Company's Common Stock at the time of grant. Such options shall vest at the rate of 25% per year over the four year period commencing on the date of grant, provided that the market price per share of the Company's Common Stock achieves specified levels of appreciation during such four year period. Such appreciation must equal or exceed 20% in each year commencing with the date of grant of each option. Notwithstanding any such appreciation, except as set forth in the following sentence, no more than 25% of the shares available for issuance under such option shall vest in any one year. If in a given year the market price per share of the Company's Common Stock fails to achieve the specified level, the shares which fail to vest in that year may vest in a subsequent year within such four year period commencing on the date of grant, assuming that the market price per share of the Company's Common Stock achieves in such subsequent year the level which was not met in a previous year.

         Options with respect to the additional 2,500,000 shares which may become available for grant hereunder pursuant to Section 2(b) hereof shall be granted at exercise prices equal to the price per share which was required in order to make such shares available for grant under such Section 2(b). Options for the purchase of 50% of the shares which become available for amount for grant pursuant to Section 2(b) hereof shall vest on a daily basis over the four year period commencing on the date of grant. Options for the purchase of the remaining 50% of such shares shall vest at the rate of 25% per year over the four year period commencing on the date of grant if the market price per share of the Company's Common Stock appreciates at the rate of 20% or more in each year of such four year period. In the event that the required level of stock appreciation is not met in a given year, the shares which fail to vest in that year may vest in a subsequent year if the level of stock appreciation which was not met is achieved in a subsequent year within such four year period.

         Notwithstanding the foregoing, if an option whose vesting is dependent upon the achievement of specified levels of stock price appreciation has not been fully vested by the close of the four year period commencing on the date of grant, such option shall be exercisable for a 30-day period commencing with the close of such four year period and thereafter shall terminate to the extent not exercised.

         Each option shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of the Company and by the optionee to whom such option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Committee, provided that options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in Section 422 of the Code. No option shall be granted within the meaning of the Plan and no purported grant of any option shall be effective until the Agreement shall have been duly executed on behalf of the Company and the optionee. More than one option may be granted to an individual.

         7.  Option Price.

         The option price or prices of shares of the Company's Common Stock for options designated as non-qualified stock options shall be as determined by the Board or the Committee, but, except as provided in Section 6 above, in no event less than the fair market value of such Common Stock at the time the option is granted. The option price or prices of shares of the Company's Common Stock for incentive stock options shall be the fair market value of such Common Stock at the time the option is granted as determined by the Board or the Committee in accordance with the Regulations promulgated under Section 422 of the Code.

         If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the business day immediately preceding the date of the grant of the option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the high and low sales prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System National Market System ("NASDAQ/NMS") for the business day immediately preceding the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the shares are not then either listed on any such exchange or quoted in NASDAQ/NMS, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the business day immediately preceding the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board or the Committee.

         8.  Manner of Payment; Manner of Exercise.

         (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such options, (ii) shares of Common Stock of the Company owned by the optionee having a fair market value equal in amount to the exercise price. Delivery of shares of Common Stock of the Company owned by such optionee may be made only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board or the Committee. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined by the Board or the Committee in accordance with Section 7 hereof.

         (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, after five (5) but not more than thirty (30) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option.

         9.  Exercise of Options.

         Each option granted under the Plan shall, subject to Section 10(b) and
Section 12 hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that no option granted under the Plan shall have a term in excess of ten (10) years from the date of grant.

         To the extent that an option to purchase shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be made for less than ten (10) full shares of Common Stock.

         10.  Term of Options; Exercisability.

         (a)  Term.

                  (1) Each option shall expire not more than ten (10) years from the date of the granting thereof, but shall be subject to earlier termination as herein provided.

                  (2) Except as otherwise provided in this Section 10, an option granted to any employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall terminate on (i) the later of the last day of the third month after the date such optionee ceases to be a director or an employee of the Company or one of its subsidiaries or the third business day after the Plan is approved by the Stockholders under Section 19 hereof or (ii) on the date on which the option expires by its terms, whichever occurs first.

                  (3) If such termination of employment is as a result of termination for cause such option will terminate on the date the optionee ceases to be an employee of the Company or one of its subsidiaries.

                  (4) If such termination of employment is because the optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such option shall terminate on the last day of the twelfth month from the date such optionee ceases to be an employee, or on the date on which the option expires by its terms, whichever occurs first.

                  (5) An option granted to a director shall terminate on the last day of the third month after such director ceases to serve as a director.

                  (6) In the event of the death of any optionee (whether employee or director), any option granted to such optionee shall terminate on the last day of the twelfth month from the date of death, or on the date on which the option expires by its terms, whichever occurs first.

         (b)  Exercisability.

                  An option granted to a director or an employee optionee who ceases to be a director or an employee of the Company or one of its subsidiaries shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date such optionee ceases to be a director or an employee of the Company or one of its subsidiaries, provided however that an option granted to a director who does not stand for reelection to the Board of Directors upon the expiration of such director's term of office shall be exercisable as to the full amount of the shares covered by such option, notwithstanding the provisions of such option concerning vesting.

         11.  Options Not Transferrable.

         The right of any optionee to exercise any option granted to him or her shall not be assignable or transferrable by such optionee otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such optionee only by him or her. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option. Notwithstanding the foregoing, any option granted under the Plan (other than an incentive stock option) may provide (if the Board or the Committee in its sole discretion decides to include such a provision), that the optionee shall be entitled to make a transfer of all or any part of such option to members of his immediate family or a trust for the benefit of such persons, following notice to the Secretary of the Company and approval by the Board or the Committee in its sole discretion, provided that (in the case of options granted to persons subject to Section 16 of the Securities Exchange Act of 1934 at the time of grant), any such provision shall by its terms be inoperative and no such transfer shall be permitted except when transfers to members of the optionee's immediate family or a trust for the benefit of such persons are permissible under the conditions to the availability of the exemption afforded by Regulation 16b-3 promulgated under the Securities Exchange Act of 1934.

         12.  Recapitalizations, Reorganizations and the Like.

         (a) In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

         (b) In addition, unless otherwise determined by the Board or the Committee in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) a Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock may, in his, her or its discretion, deliver to the optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such sale, conveyance or Change in Control, or the Board or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the option price therefor. Upon receipt of such consideration by the optionee, his or her option shall immediately terminate and be of no further force and effect. The value of the stock or other securities the optionee would have received if the option had been exercised shall be determined in good faith by the Board or the Committee of the Company, and in the case of shares of the Common Stock of the Company, in accordance with the provisions of Section 7 hereof. The Board or the Committee shall also have the power and right to accelerate the exercisability of any options, notwithstanding any limitations in this Plan or in the Agreement upon such a sale, conveyance or Change in Control. Upon such acceleration, any options or portion thereof originally designated as incentive stock options that no longer qualify as incentive stock options under Section 422 of the Code as a result of such acceleration shall be redesigned as non-qualified stock options.

A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall acquire shares of the Company's then outstanding Common Stock of the Company, in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own twenty (20%) percent or more of the Company's Common Stock outstanding.

         (c) Upon dissolution or liquidation of the Company, all options granted under this Plan shall terminate, but each optionee (if at such time in the employ of or a director of the Company of any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable.

         (d) If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board or the Committee shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Committee may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

         (e) No fraction of a share shall be purchasable or deliverable upon the exercise of any option, but in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

         13.  No Special Employment Rights.

         Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his or her employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board or the Committee at the time.

         14.  Withholding.

         The Company's obligation to deliver shares upon the exercise of any non-qualified option granted under the Plan shall be subject to the option holder's satisfaction of all applicable Federal, state and local income, excise, employment and other tax withholding requirements. The Company and employee may agree to withhold shares of Common Stock purchased upon exercise of an option to satisfy the above-mentioned withholding requirements.

         15.  Restrictions on Issue of Shares.

         (a) Notwithstanding the provisions of Section 8, the Company may delay the issuance of shares covered by the exercise of any option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

                  (i) The shares with respect to which such option has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

                  (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

         (b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

         16.  Purchase for Investment; Rights of Holder on Subsequent
              Registration.

         Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors and controlling persons from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

         17.  Loans.

         The Company may not make loans to optionees to permit them to exercise options.

         18.  Modification of Outstanding Options.

         The Board or the Committee may authorize the amendment of any outstanding option with the consent of the optionee when and subject to such conditions as are deemed to be in the best interest of the Company and in accordance with the purposes of this Plan.

         19.  Approval of Stockholders.

         The Plan shall be subject to approval by the vote of stockholders holding at least a majority of the voting stock of the Company present, or represented, and entitled to vote at a duly held stockholders' meeting, or by written consent of a majority of all the stockholders, within twelve (12) months after the adoption of the Plan by the Board of Directors and shall take effect as of the date of adoption by the Board upon such approval. The Board or the Committee may grant options under the Plan prior to such approval, but any such option shall become effective as of the date of grant only upon such approval, and, accordingly, no such option may be exercisable prior to such approval.

         20.  Termination and Amendment of Plan.

         Unless sooner terminated as herein provided, the Plan shall terminate ten (10) years from the date upon which the Plan was duly adopted by the Board of Directors of the Company. The Board of Directors may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as provided in Section 20, the Board of Directors may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 19, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plan or change the provisions of Section 6 regarding criteria for vesting of options. The Board or the Committee may grant options to persons subject to Section 16(b) of the Securities and Exchange Act of 1934 after an amendment to the Plan by the Board of Directors requiring stockholder approval under Section 20, but any such option shall become effective as of the date of grant only upon such approval and accordingly, no such option may be exercisable prior to such approval. Termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option theretofore granted to him or her.

         21.  Reservation of Stock.

         The Company shall at all times during the term of the Plan reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

         22.  Limitation of Rights in the Option Shares.

         An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

         23.  Notices.

         Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: President, and, if to an optionee, to the address as appearing on the records of the Company.

                                                                     Appendix 2

                       GENERAL NUTRITION COMPANIES, INC.

                1996 MANAGEMENT AND DIRECTOR STOCK PURCHASE PLAN

1.       Purpose

         The purposes of the plan are to encourage senior management of General Nutrition Companies, Inc. (the "Company") and its affiliates and directors of the Company to own shares of the Company's stock and thereby to align their interests more closely with the interests of the other shareholders of the Company, to encourage the highest level of senior management and director performance, and to provide a financial incentive that will help attract and retain the most qualified senior management and directors.

2.       Definitions

         The following words or terms, when used herein, shall have the following respective meanings:

         (a) "Account" means the Management and Director Stock Purchase Account established for a Participant under Section 7 hereunder.

         (b) "Base Market Price" shall mean the average stock price used for establishing the quarterly Purchase Price and determined by calculating the average of the high and low sales prices of the common stock for the first five trading days of each of the three months of the previous calendar quarter. If the shares of Common Stock are listed on any national securities exchange, or traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market System, the Base Market Price shall be calculated using the largest such exchange, or if not traded on an exchange, the NASDAQ National Market System. If the

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



                  shares of Common Stock are not then listed on any such exchange or the NASDAQ National Market System, the Base Market Price per share of Common Stock shall be calculated using the mean between the closing "Bid" and the closing "Asked" prices, if any, as reported in the National Daily Quotation Service for such day. If the Base Market Price cannot be determined under the preceding sentences, it shall be determined in good faith by the Board of Directors.

         (c) "Basic Compensation" shall mean the regular rate of salary or wages in effect immediately prior to a Purchase Period, but shall exclude bonuses, severance or payments of a similar kind, contributions by the applicable employer to benefit plans and benefits paid under such plans, and amounts paid in reimbursement for employee business expenses. For non-employee directors Base Compensation shall mean their annual director fees and meeting attendance fees.

         (d) "Board of Directors" shall mean the Board of Directors of General Nutrition Companies, Inc.

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (f) "Committee" shall mean the Compensation Committee of the Board of Directors.

         (g) "Company" shall mean General Nutrition Companies, Inc., a Delaware Corporation.

         (h) "Common Stock" shall mean shares of the Company's common stock with a par value of $.01 per share.

         (i) "Effective Date" shall mean August 22, 1996 (the date upon which the Plan was adopted by the Board of Directors of the Company).

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



         (j) "Exercise Date" shall mean the last day of a Purchase Period; provided, however, that if such date is not a business day, "Exercise Date" shall mean the immediately preceding business day.

         (k) "Participant shall mean a director of the Company or an Employee who selected by the Committee to receive benefits under the Plan and who has elected to participate in the Plan under Section 6 hereunder.

         (l) "Plan" shall mean the 1996 Management and Director Stock Purchase Plan.

         (m) "Purchase Loan" means an extension of credit to the Participant by the Company evidenced by the Purchase Note and secured by a pledge of the shares of Common Stock purchased by the Participant.

         (n) "Purchase Note" means a promissory note including the terms set forth in Section 8.

         (o) "Purchase Price" shall mean 80% of the Base Market Price for the relevant Purchase Period multiplied by the number of shares purchased.

         (p) Except as provided below, there shall be four quarterly "Purchase Periods" in each full fiscal year during which the Plan is in effect. Such Purchase Period shall commence on the 1st business day of each fiscal quarter and end on the 5th business day of each fiscal quarter. For example, the first Purchase Period after adoption of the Plan shall commence on October 14, 1996, and end on October 18, 1996.

3.       Grant of Option to Purchase Shares.

         Each Participant shall be granted an option effective on the first day of each Purchase Period to Purchase shares of Common Stock. The term of the option shall be the length of the Purchase Period.

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4.       Shares.

         There shall be 1,000,000 shares of Common Stock reserved for issuance to and purchase by Participants under the Plan, subject to adjustment as herein provided. The shares of Common Stock subject to the Plan shall be either shares of authorized but unissued Common Stock or shares of Common Stock acquired by the Company and held as treasury shares. Shares of Common Stock not purchased under an option terminated pursuant to the provisions of the Plan may again be subject to options granted under the Plan.

5.       Administration.

         The Plan shall be administered by the Board of Directors or by a committee (the "Committee") consisting of two or more members of the Company's Board of Directors, to whom the Board may (except as provided in Section 5 hereof) delegate its authority hereunder. The decision of the Board or of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Board or the Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. The Board or the Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Board or Committee member shall be liable for any action or determination made in good faith.

         If any such Committee is appointed, the Board may from time to time appoint a member or members of the Committee in substantiation for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem

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advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee.

6.       Election to Participate.

         (a) Election Process. A Participant may elect to become a Participant in the Plan for a Purchase Period by completing and filing with James M. Sander, the Corporate Secretary, a "Stock Purchase Plan Enrollment" form prior to the first day of the Purchase Period for which the election is made. Such Stock Purchase Plan Enrollment form shall be in such form as shall be determined by the Board of Directors or the Committee. The election to participate shall be effective for the Purchase Period for which it is made. There is no limit on the number of Purchase Periods for which a Participant may elect in the Plan, however, the aggregate purchases under the Plan by a Participant may not exceed two times his/her then current Base Compensation; provided however that non-officer (below Vice Presidents) and non-directors may participate only to fifty percent (50%) of their Base Compensation. Options granted to Participants who have failed to execute a Stock Purchase Plan Enrollment form or pay the Purchase Price within the time periods prescribed by the Plan will automatically lapse.

         (b) Minimum Stockholding Requirement. The Compensation Committee of the Board of Directors established a minimum stockholding requirement for members of senior management with the initial guideline set by the Committee of one times annual salary, which initial guideline would be in effect for at least two years and thereafter reviewed by the Committee every two years thereafter. To participate in this Plan a Participant agrees that to the extent that the Participant has not met the minimum stockholding requirements set forth by the Committee, then incentive

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compensation otherwise paid to the employee in cash will be paid instead 50% in cash and 50% in Common Stock until the minimum stockholding requirement is met. The portion of the individual incentive compensation that is paid in stock will be reduced to meet the tax withholding obligations pursuant to the applicable standard tax withholding rate, and the net amount will be converted into an election to purchase shares of Common Stock under the Plan. A Stock Purchase Plan Enrollment form will be submitted for the next Purchase Date and the purchase on the next Exercise Date. This automatic election shall be repeated for subsequent payments of incentive compensation until the minimum stockholding requirement is met.

7.       Employee Stock Purchase Account and Payment for Shares.

         (a) An Employee Stock Purchase Account will be established for each Participant in the Plan for bookkeeping purposes. Prior to the applicable Exercise Date a Participant who has filed a completed Stock Purchase Plan Enrollment form must pay to the Company in cash or immediately available funds the full amount of the Purchase Price multiplied by the applicable number of shares, together with the applicable withholding taxes amount. Payment of up to one half of the Purchase Price and withholding tax may be made by delivery of an approved Purchase Note; provided however, the aggregate amount loaned to the Participant under this Plan may not exceed at any time one times the Participant's Base Compensation. However, prior to the purchase of shares in accordance with Section 9 or withdrawal from or termination of the Plan in accordance with the provisions hereof, the Company may use for any valid corporate purpose all amounts deposited under the Plan and credited for bookkeeping purposes to his Account.

         (b) The Company shall be under no obligation to pay interest on funds credited to a Participant's Account, whether upon purchase of shares in accordance with Section 9 or upon distribution in the event of withdrawal from or termination of the Plan as herein provided.

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8.       Purchase Loan.

         (a) The Company shall extend a Purchase Loan to a Participant upon the Exercise Date to match actual cash paid into the Participant's Account for the applicable Purchase Period and subject to the terms and conditions set forth in this Section 8. The original principal amount of the Purchase Loan shall be up to fifty percent (50%) of the Purchase Price of shares purchased on the Exercise Date plus the standard withholding tax amount, if the Participant requests such additional loan amount. However, the aggregate amount of the Purchase Loan outstanding is limited to and may not in any event exceed one times the Participant's then current Base Compensation. Such Purchase Loan shall be evidenced by the Purchase Note. The obligations of each Participant under a Purchase Note shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by any change in the existence, structure or ownership of the Company, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or its assets or the market value of the Common Stock or any resulting release or discharge of any obligation of the Company or the existence of any claim, set-off or other rights which any participant may have at any time against the Company or any other person, whether in connection with the Plan or with any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or counterclaim. Notwithstanding anything to the contrary in this Section 8, the Company shall not be required to make any Purchase Loan to a Participant if the making of such Purchase Loan will (i) cause the Company to violate any covenant or similar provision in any indenture, loan agreement or other agreement, or (ii) violate any applicable federal, state or local law, provided, that the failure to make such Purchase Loan shall be deemed to revoke the exercise of the related Purchase Award unless otherwise specified by the Participant.

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         (b) Security. Payment of the Purchase Note shall be secured by a pledge of all of the shares of Common Stock acquired by the Participant upon the Exercise Date to which the Purchase Loan relates. The Participant shall effect such pledge by delivering to the Company (i) the certificate or certificates for the shares of Common Stock acquired, accompanied by a duly executed stock power in blank, (ii) a properly executed stock pledge agreement, and (iii) such other documents as may be required by the Committee. A Participant shall always have the right to sell shares of Common Stock acquired pursuant to the Plan provided that (i) such sales must be made in open-market transactions or at a price not less than the Market Price on the Trading Day prior to the date of sale, (ii) the Company shall have a security interest in the proceeds of such sale to the extent of any outstanding Purchase Loan, and
(iii) the proceeds of any such sale are utilized in the manner to satisfy any of the applicable prepayment Sections. Prior to payment in full of the outstanding balance on the Purchase Note (including accrued and unpaid interest), no shares of Common Stock pledged to the Company under the stock pledge agreement shall be released except as made available under Section 10 or as are made available upon satisfaction of a prepayment requirement.

         (c) Term. The term of the Purchase Loan for any Participant shall begin on such Participant's Purchase Date and, subject to prepayment as provided in subsections (e) and (g), have a final maturity date four (4) years from the date of the Purchase Loan.

         (d) Interest on the principal balance of the Purchase Loan will accrue annually, in arrears, at six percent (6%). Accrued interest shall be payable on a quarterly basis.

         (e) Forgiveness of Company Loan. The Company would forgive the principal of the loan at the rate of 25% per year, pursuant to the schedule set forth below, if the Company's stock price appreciates by 25% or more in the years following the purchase. Achievement of the hurdle will be

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



calculated based upon the stock's 15 day trailing trading average stock price during such year. (If the stock price did not appreciate by the 25% minimum in any one year, the Participant would get the benefit of a catch up if the stock price appreciated in the following year to the level required in such following year or on a cumulative basis over the course of the four-year period, however, reaching the hurdle, prior to the scheduled year does not accelerate the loan being forgiven.) For purposes of calculating the yearly period, the twelve month period following the Exercise Date for the applicable Purchase Period shall be used. The amount forgiven shall include accrued interest for the applicable quarter. The schedule for Loan Forgiveness is set forth below:

                         SCHEDULE FOR LOAN FORGIVENESS

                                         TARGET
                      YEAR             STOCK PRICE       LOAN BALANCE FORGIVEN
                      ----             -----------       ---------------------
                       1                 $19.50                  25%
                       2                 $24.375                 25%
                       3                 $30.468                 25%
                       4                 $38.085                 25%

         (f) Change of Control. Upon a Change of Control prior to any outstanding balance (including accrued and unpaid interest) of the Participant's Purchase Loan (subject to any prepayments pursuant to Section 8) shall be forgiven.

         (g) Optional Prepayments. The Participant may prepay all or any portion of the Purchase Loan at any time.

         (h) Application of Prepayments. All prepayments made to the Company pursuant to this Section 8 shall first be applied to pay accrued interest on the Purchase Loan and then to reduce the principal balance due on the Purchase Loan. Any prepayment of the remaining balance of the Purchase Loan shall be applied to the principal payments due thereon in chronological order of maturity.

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         (i) Prepayment Obligations upon Termination of Service. Upon a termination of service by a Participant ("Termination of Service") from the Company or any of its affiliates, any outstanding balance on the Purchase Loan (including any accrued and unpaid interest) shall become due and payable on the later of (i) the 120th day following such Termination of Service or (ii) the 90th day following the first date on which the participant may sell the Common Stock purchased under the Plan without incurring liability under the federal securities laws, including Section 16 of the 1934 Act, (limited, in the case of Section 16, to liability relating to purchases or sales of Common Stock or any derivative security occurring prior to the Termination of Service).

         (j) Prepayment Obligations Other than Termination of Service. In the event a Participant sells shares of Common Stock acquired under the Plan prior to the earliest of (i) Termination of Service, (ii) a Change of Control or
(iii) Loan Forgiveness, the Participant shall immediately prepay the Purchase Loan by the full pre-tax amount of the proceeds of such sale of such shares to the extent the current market value of the balance of shares held in the Participants Account is less than one times the Participant's then current Basic Compensation plus the aggregate Purchase Loan Amount. A transfer of a Participant's shares of Common Stock to a revocable trust as to which the Participant retains voting and investment power (which powers of revocation, voting and investment may be shared with the Participant's spouse) or a transfer to joint ownership with such Participant's spouse shall not be deemed a sale for purposes of this Section 8, although such shares shall remain pledged to secure the Purchase Loan and, solely for the purposes of this Plan, shall be deemed to be owned by the Participant.

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9.       Purchase of Shares.

         Each Participant in the Plan automatically and without any act on his part will be deemed to have exercised his option on each Exercise Date to the extent that the balance then in his Account under the Plan is sufficient to purchase at the Purchase Price whole shares of the Common Stock subject to his option. Any balance remaining in the Participant's Account shall be carried forward and credited for use in the next Purchase Period. If the Employee chooses not to participate in the next Purchase Period, any balance will be refunded to him in cash. The Company shall have the right to withhold from the Participant's regular wages any and all withholding taxes required to be withheld with respect to any income recognized by the Participant upon the purchase of shares hereunder, or at the Company's option, require that the Participant make payment to the Company of an amount necessary to meet such withholding tax obligations.

10.      Sales of Stock.

         Sales of stock purchased under the Plan are not permitted until at least six (6) months after the Exercise Date for the applicable shares. Thereafter, any such sales are permitted only when the current market value for the Company's Common Stock held in the Participant's account exceeds the minimum holding requirement in Section 6 plus any amount outstanding under a Purchase Loan. The limitation in the previous sentence shall not apply in the event the Employee has a Termination of Service with his/her applicable company or in the event a Hardship Withdrawal is granted by the Committee. The Employee cannot sell any amount of stock which would bring their cumulative holdings to less than one year's salary plus the amount of purchase loan outstanding, unless the employee left the Company or the Committee of the Board of Director's approved a specific "hardship" withdrawal.

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11.      Withdrawal.

         A Participant who has elected to purchase shares of Common Stock may cancel his election by written notice of cancellation delivered to the Corporate Secretary's office ("Cancellation"), but any such notice of Cancellation must be so delivered not later than one (1) business day before the relevant Exercise Date.

         A Participant will receive in cash, as soon as practicable after delivery of the Notice of Cancellation, the amount of cash credited to his Account during the Purchase Period. Any Participant who so withdrawals from the Plan may again become a Participant on subsequent Purchase Dates.

         Upon dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving entity every option outstanding hereunder shall terminate, in which event each Participant shall be refunded the amount of the cash then in his Account. 12. Hardship Withdrawal. In the event the Participant suffers a financial hardship, the Committee may, if it deems advisable in its sole and absolute discretion, authorize on behalf of the Participant as a hardship withdrawal a sale of Common Stock from a Participant's Account below the minimum stockholding requirement (the "Hardship Withdrawal"), in any portion of the Participant's Account up to, but not in excess of, the amount needed to cover the hardship, and shares sufficient to cover the outstanding balance on any Purchase Loan must remain in the Participant's Account. Financial Hardship shall mean dire financial need of the Participant caused by temporary or permanent disability or incapacity, medical expenses, educational expenses, for the Participant or his or her dependents, purchase of a principal residence, prevention of eviction from the Participant's principal residence, or a material reduction in family income for which no other resources are reasonably available.

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13.      Issuance of Stock and Sales of Stock.

         The shares of Common Stock purchased by a Participant shall, for all purposes, be deemed to have been issued and sold at the close of business on the Exercise Date. Prior to that date none of the rights or privileges of a stockholder of the Company, including the right to vote or receive dividends, shall exist with respect to such shares.

         Within a reasonable time after the Exercise Date, the Company shall issue and allocate to the account of the Participant the number of shares of Common Stock purchased by a Participant for the Purchase Period in book entry form (uncertificated shares), together with a statement setting forth the number of shares so purchased; which account shall be registered either in the Participant's name, jointly in the names of the Participant and his spouse, or otherwise as the participant shall designate in his Stock Purchase Plan Enrollment form. Such designation may be changed at any time by filing notice thereof with the Corporate Secretary.

         At any time shares held in a Participant's Account becomes available for sale by the Participant under the terms of this Plan, a Participant may request a withdrawal of all or a portion of the shares then available for sale and, standing in the Participant's name under the Plan. The request must be made by written notice to the Corporate Secretary or as may be required by the Committee. The minimum partial withdrawal is 10 shares of Common Stock. Provided, however, that Hardship Withdrawals approved by the Compensation Committee may be permitted.

14.       Recapitalizations, Reorganizations and the Like.

         (a) In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in

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capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

         (b) In addition, unless otherwise determined by the Board or the Committee in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) a Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock may, in his, her or its discretion, deliver to the optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such sale, conveyance or Change in Control, or the Board or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the option price therefor. Upon receipt of such consideration by the optionee, his or her option shall immediately terminate and be of no further force and effect. The value of the stock or other securities the optionee would have received if the option had been exercised shall be determined in good faith by the Board or the Committee of the Company. A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall acquire shares of the Company's then outstanding Common Stock of the Company, in one or more transactions, or series of transactions, such that

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



following such transaction or transactions, such person or group and affiliates beneficially own twenty (20%) percent or more of the Company's Common Stock outstanding.

         (c) Upon dissolution or liquidation of the Company, all options granted under this Plan shall terminate, but each optionee (if at such time in the employ of or a director of the Company of any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable.

         (d) If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board or the Committee shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Committee may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

15.      Termination of Employment.

         (a) Upon a Participant's termination of employment for any reason, other than death, the entire balance credited to his Account shall be automatically refunded and any shares in excess of the aggregate Purchase Loan balance shall be released to the Participant.

         (b) Upon the death of a Participant, the entire balance in the deceased Participant's Account shall be paid in cash to the Participant's designated beneficiary, if any, under a group insurance plan of the Company covering such employee, or otherwise to his estate and any shares in excess of the loan balance released, as well.

16.      Rights Not Transferable.

         The right to purchase shares of Common Stock under this Plan is exercisable only by the Participant during his lifetime and is not transferable by him. If a Participant attempts to transfer his right to purchase shares under the Plan, he shall be deemed to have requested withdrawal from the Plan and the provisions of Section 9 hereof shall apply with respect to such Participant.

17.      No Guarantee of Continued Employment.

         Granting of an option under this Plan shall imply no right of continued employment with the Company for any Participant.

18.      Notice.

         Any notice which a Participant files pursuant to this Plan shall be in writing and shall be delivered personally or by mail addressed to General Nutrition Companies, Inc., 921 Penn Avenue, Pittsburgh, Pennsylvania 15222, Attention James Sander, Corporate Secretary. Any notice to a Participant shall be conspicuously posted in the Company's principal office or shall be mailed addressed to the Participant at the address designated in the Stock Purchase Plan Enrollment Form or in a subsequent writing.

19.      Government Approvals or Consents.

         This Plan and any offering and sales to Participants under it are subject to any governmental approvals or consents that may be or become applicable in connection therewith. Subject to the provisions of Section 20, the Board of Directors for the Company may make such changes in the Plan and include such terms in any offering under this Plan as may be necessary or desirable, in the opinion of counsel, to comply with the rules or regulations of any governmental authority, or to be eligible for tax benefits under the Code or the laws of any state.

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


20.      Amendment of the Plan

         The Board of Directors may, without the consent of the Participants, amend the Plan at any time, provided that no such action shall adversely affect options theretofore granted hereunder, and provided that no such action by the Board of Directors without approval of the Company's stockholders may: increase the total number of shares of Common Stock which may be purchased by all Participants.

         For purposes of this Section 19, termination of the Plan by the Board of Directors pursuant to Section 20 shall not be deemed to be an action which adversely affects options theretofore granted hereunder.

21.      Term of the Plan

         The Plan shall become effective on the Effective Date, provided that it is approved within twelve months after adoption by the Board of Directors at a duly-held stockholder's meeting by stockholders of the Company holding a majority of the Company's voting stock. The Plan shall continue in effect through August 22, 2006, provided, however, that the Board of Directors shall have the right to terminate the Plan at any time. In the event of the expiration of the Plan or its termination, all options then outstanding under the Plan shall automatically be canceled and the entire amount credited to the Account of each Participant hereunder shall be refunded to each such Participant.

REVOCABLE PROXY


                       GENERAL NUTRITION COMPANIES, INC.

          This Proxy is Solicited on Behalf of the Board of Directors
                 To General Nutrition Companies, Inc., Trustee

       As a participant in the General Nutrition Companies, Inc. 1993 Employee Stock Purchase Plan (the "Stock Purchase Plan"), I hereby instruct you to vote the shares of Common Stock, par value $.01 per share ("Common Stock"), of General Nutrition Companies, Inc. (the "Company") allocated to my Stock Purchase Plan account at the Special Meeting of Stockholders of the Company to be held at the Company's headquarters 921 Penn Avenue, Pittsburgh, Pennsylvania on October 25, 1996 at 10:00 a.m. Eastern Daylight Time, and at any adjournments of said Annual Meeting, (a) in accordance with the following direction and (b) to grant a proxy to the proxies nominated by the Company's Board of Directors authorizing them to vote in their discretion upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated October 2, 1996 and instructs its attorneys and proxies to vote as set forth on this Proxy. The undersigned plan participant may revoke this proxy at any time before it is voted by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

     The Board of Directors recommends a vote FOR the following proposal:

     1.   To consider and act upon a proposal to approve the General Nutrition Companies, Inc. 1996 Long Term Incentive
          Program, which includes the 1996 Management and Director Stock Purchase Plan and the 1996 Management and
          Director Stock Option Plan.

          / / FOR   / / AGAINST   / / ABSTAIN

             (Continued and to be signed and dated on reverse side)


     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

       The shares represented by this Proxy will be voted as specified. IF
     NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL
     NO. 1, AND IN THE DISCRETION OF THE PROXIES AS TO OTHER MATTERS.
     HOWEVER, THIS PROXY CARD MUST BE PROPERLY COMPLETED, SIGNED, DATED AND RETURNED TO THE COMPANY IN ORDER TO HAVE YOUR SHARES VOTED. IF YOU DO NOT RETURN THIS CARD, YOUR SHARES WILL NOT BE REPRESENTED UNLESS YOU ATTEND THE MEETING AND VOTE IN PERSON.

     When signing as attorney, executor, administrator, trustee, guardian, custodian, or the like, give title as such, if the signer is a corporation, sign in the corporate name by a duly authorized officer.


                                Dated                                  , 1996
                                     ----------------------------------

                                Signature
                                         ------------------------------

                                Signature
                                         ------------------------------
                                                (if held jointly)

PROXY


                       GENERAL NUTRITION COMPANIES, INC.

                        Special Meeting of Stockholders
                                October 25, 1996

       The undersigned hereby appoints Robert V. Dunn, Edwin J. Kozlowski and Louis Mancini, and each of them, with full power of substitution, proxies to represent the undersigned at a Special Meeting of Stockholders of GENERAL NUTRITION COMPANIES, INC., to be held October 25, 1996 at 10:00 a.m. at Penn Avenue, Pittsburgh, Pennsylvania 15222, and at any adjournment or adjournments thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would posses if personally present, all of the shares of GENERAL NUTRITION COMPANIES, INC. standing in the name of the undersigned upon such business as may properly come before the meeting, including the following:



     The Board of Directors recommends a vote FOR the following proposal:

     1.   To consider and act upon a proposal to approve the General Nutrition Companies, Inc. 1996 Long Term Incentive
          Program, which includes the 1996 Management and Director Stock Purchase Plan and the 1996 Management and
          Director Stock Option Plan.

          / / FOR   / / AGAINST   / / ABSTAIN

     2. In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting.


             (Continued and to be signed and dated on reverse side)


       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON THE PROPOSAL SPECIFIED. SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR PROPOSAL 1.


     Please sign exactly as your name(s) appear on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                Dated                                  , 1996
                                     ----------------------------------

                                Signature
                                         ------------------------------

                                Signature
                                         ------------------------------


      Please date and sign this proxy in the space provided and return it in the enclosed envelope, whether or not you expect to attend the meeting in person.